UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2005

Date of Report (Date of earliest event reported)

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50373	80-0025175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 HILL AVENUE NW
FORT WALTON BEACH, FLORIDA
32548
(Address of principal executive offices)(Zip Code)

(850)-796-0909
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On February 17, 2005, Spectrum Sciences & Software Holdings Corp. (the “Company”) announced in a press release that the Company executed a Letter of Intent (the “LOI”) to acquire Horne Engineering Services, Inc. (“Horne”).  Horne is a technology and technical engineering solutions firm headquartered in Falls Church, Virginia whose primary service areas include national security, energy and environment, and transportation.  Pursuant to the LOI, the acquisition is subject to certain conditions, including satisfactory completion of due diligence by the Company and Horne, the completion of mutually agreeable definitive transaction documents and approval by the respective boards of directors of the Company and Horne, and of the stockholders of Horne.

A copy of the Company’s press is attached hereto as an exhibit and is incorporated herein by reference.  This Current Report and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits
The following exhibits are furnished as part of this current report:
Exhibit No	Description
99.1	Press release of the Company, dated February 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Date: February 17, 2005	By: /s/ William H. Ham, Jr.
Name: William H. Ham, Jr. Title: President and CEO

EXHIBIT INDEX

Exhibit No	Description
99.1	Press release, dated February 17, 2005.

EXHIBIT 99.1

SPECTRUM SCIENCES & SOFTWARE ENTERS INTO LETTER OF INTENT TO PURCHASE HORNE ENGINEERING SERVICES, INC.

Alliance Would Create A Leading Technological Solutions Company

Fort Walton Beach, Fla—(Business Wire)—February 16, 2005—Spectrum Sciences & Software Holdings Corp. (OTCBB: SPSC-News), highly focused on homeland security through the provision of full-service, quality solutions to complex and diverse government initiatives, announced that it has entered into a letter of intent (LOI) to acquire all of the issued and outstanding shares of Horne Engineering Services, Inc., a profitable technology and technical engineering solutions firm with 2004 revenues (unaudited) of approximately $25.8 million. Economic terms of the transaction were not disclosed at this time in accordance with the confidentiality agreement between the parties.

Upon closing of the proposed transaction, Darryl K. Horne, the President and CEO of Horne Engineering, would be appointed as President and Chief Executive Officer of Spectrum, and Michael M. Megless, CFO of Horne, would be appointed as CFO of Spectrum.  Mr. Horne and Mr. Megless would also be appointed to Spectrum’s Board of Directors.  Kelvin D. Armstrong, Karl Heer and William Ham would continue as directors of Spectrum, and Mr. Ham and Nancy C. Gontarek, Spectrum’s current CEO and CFO respectively, would remain as operating management of the existing operations of Spectrum Sciences, Inc.

Spectrum believes that Horne Engineering has created a platform for dramatic growth and that Horne has a proven management team and the infrastructure necessary for Spectrum’s advancement as a significant force in the technical solutions field.  Founded by Darryl Horne in 1990 and headquartered in Falls Church, Virginia, Horne Engineering has forged strong relationships with many top-tier companies, such as Bechtel National Inc. and Battelle Memorial Institute, and Government Agencies, such as Department of Homeland Security and the U.S. Army Corps of Engineers. The combination of Spectrum and Horne should strengthen and expand these relationships.

The transactions contemplated by the LOI are subject to certain conditions, including:

•

Satisfactory completion of due diligence by Spectrum and Horne;

•

Completion of a mutually agreeable definitive transaction documents; and

•

Approval of the respective Boards of Directors of Spectrum and Horne, and of the stockholders of Horne.

About Spectrum Sciences & Software Holdings Corp.

Spectrum Sciences & Software Holdings Corp. is highly focused on Homeland Security through the provision of full service, quality solutions to complex and diverse government initiatives. Spectrum is dedicated to providing innovative, dependable and cost-effective products and services to a broad range of government customers and is headquartered in Fort Walton Beach, Florida. Founded in 1982, the company currently has over 130 employees. Primary markets include engineering services, operation, maintenance, information technology and manufacturing. Spectrum provides and maintains Software Model Development and Safety Footprint Development to the United States Air Force, the United States Army, the United States Navy and many of our allied nations. The Information Technology Division provides a full range of IT services including web site development and hosting, software development and GIS services. The company's manufacturing division is ISO 9001/2000-qualified and provides a broad array of services for both commercial and Department of Defense customers. To find out more about Spectrum, visit our website at http://www.specsci.com.

About Horne Engineering Services, Inc.

Headquartered in Falls Church, Virginia, and with over 200 employees working in eighteen locations throughout the United States, Horne Engineering is a technology and technical engineering solutions firm whose primary service areas are national security, energy and environment, and transportation. Clients include the Department of Defense, U.S. Agency for International Development, Department of Homeland Security, Federal Aviation Administration, National Aeronautics and Space Administration, Department of Energy and other federal, state, local, commercial, and industrial clients. Partners include Bechtel National, Inc., Battelle Memorial Institute, and Staubach. Horne Engineering is an equal opportunity employer. More information about HORNE ENGINEERING can be found at http://www.horne.com.

Cautionary Statement

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, risks set forth in documents filed by the company from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by, or on behalf of, the Company, are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Contact:

Spectrum Sciences & Software Holdings Corp., Fort Walton Beach
Steve Cook, 800-368-5278
Steve.cook@specsci.com